UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Global Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2019, through the distributions declared on May 11, 2020 and June 9, 2020, consisted of 38% net investment income and 62% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2020. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return

For the six-month period ended April 30, 2020, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	-17.2%
Market Price*	-28.9%

* assuming the reinvestment of all dividends and distributions

The Fund’s NAV total return is based on the reported NAV for each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information on Fund performance, please see page 3 of Report of the Investment Manager.

NAV and Market Price

The below table represents comparison from current six month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Price	Premium/ Discount
4/30/2020	$6.10	$5.63	-7.7%
10/31/2019	$7.83	$8.41	7.4%

Throughout the six-month period ended April 30, 2020, the Fund’s NAV was within a range of $5.42 to $7.99 and the Fund’s market price traded within a range $4.53 to $8.48. Throughout the six-month period ended April 30, 2020, the Fund’s shares traded within a range of a discount of 20.7% to a premium of 7.6%.

Portfolio Management

The Fund is managed by Aberdeen Standard Investment’s1 Asia-Pacific fixed income team which also draws on the expertise of Aberdeen’s fixed income team globally. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2020 totaled $0.84 per share. Based on the share price of $5.63 on April 30, 2020, the distribution rate over the twelve-month period ended April 30, 2020 was 14.9%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 11, 2020 and June 9, 2020, the Fund announced that it will pay on May 29, 2020 and June 30, 2020, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2020 and fiscal year ended October 31, 2019, the Fund did not repurchase any shares.

Revolving Credit Facility

The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020. The Fund’s outstanding balance as of October 31, 2019 was $29.3 million on the Revolving Credit Facility. During the period between March 4, 2020 and April 14, 2020, the Fund drew or paid down a net of $13.0 million. The Fund’s outstanding balance as of April 30, 2020 was $16.3 million. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s

1                  The asset management business of the Fund’s investment adviser’s parent company, Standard Life Aberdeen plc, and its affiliates, operate under the name and is herein referred to collectively as Aberdeen Standard Investments.

Aberdeen Global Income Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

website at http://www.sec.gov. The Fund makes this information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR Fund’s payment obligations under the revolving credit facility and on the Fund’s investments that reference LIBOR cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/preferences

Contact Us:

•   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•   Email: Investor.Relations@aberdeenstandard.com; or

•   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

The period under review has been one of the most challenging for bond markets as the onset of coronavirus (COVID-19) disrupted economic activities and life as we know it. Investors feared that the subsequent economic impact would result in a recession deeper than the global financial crisis (GFC) of 2008-2009.

Prior to the outbreak of coronavirus, investor sentiment improved in late 2019 in response to the partial U.S.-China trade deal and encouraging U.S. economic data. Global stocks and currencies rallied, credit spreads tightened, and local-currency bond yields were stable. However, these reversed in early 2020, as the worldwide pandemic brought economies worldwide to a standstill as countries imposed lockdowns. By March, panic selling hammered global equities, while bonds and credit markets battled liquidity issues. This was further compounded by a plunge in oil prices after Saudi Arabia and Russia failed to reach an agreement on production cuts, amid a drop in demand. The monetary policy tightening by many central banks globally in the fourth quarter of 2019 gave way to easing as governments rolled out emergency stimulus and central banks lowered interest rates to support local companies and citizens. The U.S. Federal Reserve (Fed) cut its benchmark interest rate by 150 basis points (bps) to a range of 0.0% to 0.25% in its first emergency move since the GFC, maintaining a market-friendly tone. The yield on the benchmark 10-year U.S. Treasury note subsequently fell by 105 bps to 0.64% during the reporting period. Meanwhile, in a glimpse of the potential fallout from the virus, China’s gross domestic product (GDP) contracted by 6.8% year – over year in the first quarter of 2020, while growth across the Asia-Pacific region was also weak. Nonetheless, factory output in China rose in March 2020, hinting at improving conditions.

By the end of the reporting period, some positive signs emerged as COVID-19 infection rates tapered globally. The phased-in reopening of the Chinese economy, along with the easing of social-distancing measures in some U.S. states and European countries, lifted investors’ risk appetite. Global equity prices moved higher in April 2020, while bond yields and currencies stabilized as liquidity issues abated. However, during this period, oil prices continued to decline. The drop in demand negated the largest coordinated output cut in history by the Organization of Petroleum Exporting Countries (OPEC) and its key partners. Meanwhile, the price of West Texas Intermediate crude oil futures briefly turned negative on April 20, 2020, due to the lack of storage capacity.

Asia-Pacific local-currency government bond yields initially rose in late 2019, on positive U.S.-China trade developments. However, yields subsequently moved lower as investors priced-in the various fiscal situations amid increased fiscal stimulus, monetary policy easing and deteriorating economic growth outlooks due to the COVID-19 pandemic. Consequently, across all Asia-Pacific markets, the yield curve steepened as the short end outperformed the long end. Overall, the Asia-Pacific region outperformed the broader emerging markets, supported by better fundamentals and lower sensitivity to commodity-price fluctuations.

At a country level, declines in economic growth rates and rising fiscal deficits in both the Philippines and Malaysia resulted in unscheduled interest-rate cuts of 50 bps by each country’s central bank. This caused 10-year benchmark bond yields to fall by 83 bps and 58 bps, respectively, over the reporting period. The fixed-income markets in Singapore and Thailand also performed well during the reporting period, with 10-year yields falling by corresponding margins of 87 bps and 55 bps. Yield curves stabilized across Asian markets, many of which had steepened to multi-year highs in March. In India, 10-year yields dipped by 34 bps over the reporting period, as investors’ concerns over fiscal slippage1 weighed on sentiment for longer-dated bonds, while two-year yields declined 94 bps on the Reserve Bank of India’s (RBI) monetary policy easing measures. China’s exit from its COVID-19-induced lockdown and gradual recovery in economic activity, combined with the anticipation of further fiscal support, caused the 10-year yield to decline 77 bps during the reporting period, while the three-year yield fell by 142 bps. The spread between short- and long-term yields also widened significantly. Conversely, Indonesia bucked the trend as investors worried about additional government bond supply to finance the widening fiscal deficit. As a result, the 10-benchmark yield rose by 87 bps over the reporting period.

Asian currencies were also volatile during the six-month period ended April 30, 2020. Prior to the outbreak of COVID-19, Asian currencies strengthened overall against the U.S. dollar amid investors’ optimism over the partial U.S.-China trade deal. However, the currencies ended the reporting period with lower values, as investors sold Asian assets for the safe-haven U.S. dollar and Japanese yen. The Thai baht declined the most, falling 6.7% versus the U.S. dollar after the government stepped in to slow the appreciating currency. The Indonesian rupiah fell 5.6% over the reporting period as foreigners continued to reduce their exposure to Indonesian assets on heightened COVID-19 concerns. The flight to safety resulted in one of the highest net outflows seen in recent years. Meanwhile, the Indian rupee depreciated by 5.5% over the reporting period, mainly during the market selloff in March 2020, as investors sold equities. In contrast, the Philippine peso performed well after the country’s central bank eased monetary policy and lowered banks’ reserve-ratio requirements, with ample headroom for further measures, in our view.

1                 Fiscal slippage occurs when a government’s expenditures exceed the amount that it has budgeted.

Aberdeen Global Income Fund, Inc.	3

Report of the Investment Manager (unaudited) (continued)

Asian U.S.-dollar credit produced a negative total return for the reporting period. The performance of the asset class was positive for much of the reporting period as the Fed made its final mid-cycle interest-rate cuts. Trade tensions between the U.S. and China also abated as the world’s two largest economies reached a partial deal. While the impact of the COVID-19 pandemic was already felt in the Asia-Pacific region in early January 2020, investors in other global markets remained fairly upbeat on the belief that the virus was confined to Asia. In March 2020, however, that illusion was shattered and massive economic shutdowns took hold across the world, triggering one of the sharpest selloffs ever seen in global credit markets. Asian credit outperformed both U.S. and emerging-market credit (excluding Asia) during the selloff. With the overall performance driven by the significant market decline in March, quasi-sovereign and sovereign debt fared better than corporate bonds, and investment-grade2 bonds outperformed high-yield issues, as investors took a more defensive stance.

The pandemic pressured many sectors during the reporting period. Global travel restrictions caused prolonged shutdowns of airlines and tourism-related companies. Stay-at-home orders in most developed countries battered the retail and leisure sectors. The collapse of oil prices placed the energy sector under severe stress. We expect this to result in increased leveraging for corporate issuers, while credit-rating agencies3 aggressively downgrade issuers and sectors en masse. Across Asia, a few incidents highlighted the market stress. In India, the significant downturn in the domestic bond market forced U.S. asset manager Franklin Templeton to freeze six funds, spurring the RBI to step in with an emergency liquidity infusion for other funds. Indonesia’s state-owned utility company, Perusahaan Listrik Negara (PLN) (in which the Fund has a position), denied rumored plans to postpone debt payments for 2020. However, this caused volatility among bonds from other state-owned enterprises, as well as those of PLN’s customers. In Singapore, oil trader Hin Leong (which the Fund does not hold) revealed a US$800 million loss that was not disclosed on its books, prompting investors’ concerns around its impact on banks’ credit costs and credit availability to its peers. Elsewhere, airline operator Virgin Australia Holdings Ltd. (in which the Fund has a position) became one of Asia’s first COVID-19-related defaults, with the company entering voluntary administration after the government rejected its request for a US$1.4 billion bailout. In contrast, Chinese conglomerate HNA Group Co. Ltd. (which the Fund does not hold), which is also under financial stress, obtained approval to extend the maturities of its issues, despite objections from most bondholders. In our view, the two circumstances of Virgin Australia and HNA Group provide a good comparison of the differences in insolvency situations, and in investor and issuer approaches to default.

Emerging-market debt outside of Asia began the reporting period on a positive note, lifted by investors’ optimism regarding the U.S.-China partial trade deal. Therefore, December was one of the strongest-performing months of 2019 for emerging-market debt. However, with the global spread of the COVID-19 pandemic, bonds sold off and emerging-market currencies depreciated against the U.S. dollar, particularly in March 2020, when hard-currency debt fell dramatically and benchmark spread widened by 610 bps over comparable-duration4 U.S. Treasuries. The pandemic highlighted fundamental vulnerabilities among countries as deteriorating economic growth, tight fiscal situations and falling commodity prices resulted in credit-rating downgrades, most notably in Brazil, Ecuador, Mexico and South Africa. Investors were also concerned about the ability of some countries to service their debts, including Angola, Ecuador and Sri Lanka. Additionally, in Mexico, there were concerns over the government’s support for state-owned oil company Petróleos Mexicanos (Pemex), which the Fund holds, while political tensions in Brazil and Turkey added to problems in those markets. The pandemic made Argentina’s negotiation with its bondholders difficult, while Lebanon planned to restructure its debt after defaulting on US$1.2 billion in eurobonds in March 2020. Consequently, investment-grade assets outperformed their high-yield for most of the reporting period.

Central banks in emerging markets subsequently responded with significant interest-rate cuts. Additionally, both Brazil and Mexico established liquidity swap lines5 for U.S.-dollar liquidity. As emerging-markets governments provided stimulus to tide over the crisis, sovereign bond issuance reached record highs. As a result, short-term bonds outperformed long-term issues, and spreads widened sharply. In local-currency government bonds, in most

2       Companies whose bonds are rated as “investment-grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Bonds rated BBB or above by credit rating agencies S&P and Fitch, or Baa3 or above by Moody’s, are classified as investment-grade.

3       Moody’s Investors Service, S&P Global Ratings, and Fitch are international credit rating agencies. Moody’s assigns a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality. S&P’s and Fitch’s ratings are expressed as letter grades that range from “AAA” to “D” to communicate each agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

4       Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

5       Liquidity swap lines are agreements between central banks to exchange their countries’ currencies to each other at the going exchange rate.

4	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

countries, yields in the short end of the yield curve fell further than those in the long end, as governments issued bonds to finance their COVID-19 stimulus measures. Meanwhile, most hard-currency sovereign bonds saw higher yields across the board on investors’ heightened risk-aversion. Emerging-market currencies outside of Asia declined against the U.S. dollar, with the Brazilian real and Mexican peso falling 26.7% and 20%, respectively, while the South African rand, Turkish lira and the Russian ruble declining by corresponding margins of 18.5%, 18.2% and 13.8% during the reporting period.

Global high-yield bonds outside of emerging markets delivered positive returns during the first three months of the reporting period, driven by a partial U.S.-China trade deal and improving global economic growth. The accommodative policy stances by both the European Central Bank (ECB) and the Fed continued to support risk assets. Conversely, high-yield bonds declined sharply in the second half of the reporting period as the dual shock of the COVID-19 pandemic and the collapse in oil prices rippled through the markets. Investors’ liquidity concerns intensified, resulting in a massive selloff in equity and credit markets, most notably in higher-risk high-yield debt. Spreads widened to levels seen during the GFC. While lower-quality credits underperformed, issues of higher-quality companies were not immune, as investors were forced to sell what they could, rather than what they wanted. New issuance also slowed dramatically due to the volatility. However, by April 2020, the market recovered some of the weakness in March 2020, supported by fiscal and monetary measures by governments and central banks globally. The Bloomberg Barclays Global High Yield Corporate Index (hedged into U.S. dollars),6 a global high-yield fixed-income market benchmark, rallied in April 2020, and ended the reporting period with a return of -4.36%, despite posting a return of -17% from November 1, 2019, through mid-March 2020.

Fund performance review

The Fund returned -17.2% on a net asset value basis for the six-month period ended April 30, 2020, versus the -5.2% return of its blended benchmark. The Fund’s performance was largely driven by the widespread market selloff in March 2020.

The Fund’s overweight allocation to emerging-market debt outside of Asia detracted from performance as both hard-currency and local-currency bond yields across most of these markets finished higher during the reporting period. In Latin America, the Fund’s exposure to Ecuador, Costa Rica and El Salvador hampered performance as credit-rating downgrades triggered concerns over the government’s ability to service its debt. The Fund’s underweight position in Mexico also weighed on performance, as Mexican peso-denominated bond yields moved lower. While short-duration bonds were supported by the central bank’s rate cut, long-term bonds remained pressured by the government’s debt sale of US$6 billion to finance the COVID-19 led stimulus. Conversely, the Fund’s overweight allocation to Brazil and underweight exposure to Argentina contributed to performance, The lack of exposure to Sri Lanka and Lebanon and an underweight position in South Africa benefited Fund performance, as yields rose on investors’ higher risk- aversion. The overweight exposure to Egypt also had a positive impact on Fund performance despite the rise in yields, attributable to strong security selection. The Fund’s overweight allocation to Russia contributed to performance, as yields fell on the back of interest-rate cuts and monetary policy measures. Additionally, the Fund’s position in in US securities, which are not represented in its blended benchmark, bolstered performance for the reporting period.

The Fund’s holdings in Asian local-currency government bonds and U.S.-dollar Asian corporate debts also detracted from the Fund’s relative performance for the reporting period. While the positions in Asian local-currency government bonds recorded positive returns, credit and currency exposures hampered Fund performance. Volatility characteristics of Asian credit changed substantially, as Asian credit spreads reached levels previously seen during the European debt crisis in 2011. Investment-grade and high-yield credit spreads widened by 121 and 347 bps, respectively, which weighed on the Fund’s allocation to the asset class. Similarly, the currency effect detracted from performance as Asian currencies declined versus the U.S. dollar during the reporting period. The Thai baht, Indian rupee, Malaysian ringgit and Korean won depreciated against the U.S. dollar, while other currencies also moved lower, with the exception of the Philippine peso and the Taiwanese dollar. Consequently, the Fund’s overweight allocations to the rupee and ringgit, the underweight positions in the Philippine peso and Taiwanese dollar, and hedging positions in the baht and won hampered performance. In contrast, Fund performance was bolstered by the hedged position in the Indonesian rupiah, as well as positions in the U.S. dollar, which is not represented in the blended benchmark.

The Asian local-currency government bond market stabilized by the end of the reporting period, with bond yields somewhat anchored due to aggressive central bank monetary policy easing globally. The Fund’s positioning in rates recorded positive returns, attributable to the holdings in U.S. Treasury securities, which are not represented in the blended benchmark. The overweight allocation to India also had a positive impact on Fund performance. Conversely, the lack of exposure to China and Hong Kong and underweight positions in the Philippines, Singapore and South Korea detracted from Fund performance as yields

6       The Bloomberg Barclays Global High Yield Corporate Index tracks the performance of the global high- yield debt market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index

Aberdeen Global Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (continued)

in these markets moved lower over the reporting period, even after factoring in some volatility in March.

The Fund’s holding in the global high-yield sector marginally outperformed those in the blended benchmark, due to positive security selection, notably in Europe. At a sector level, the Fund’s holdings in the telecommunications and media sectors contributed to performance, while long-dated energy bonds also performed well. Conversely, the Fund’s positions in the leisure, real estate and consumer-related issues weighed on performance as the pandemic significantly hampered these sectors.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Over the 6-month period, the Fund issued total distributions of $0.42 per share.

The overall impact on the Fund’s absolute performance from the use of derivatives over the reporting period was generally negative, attributable to the hedging of the U.S. interest-rate risk associated with the Fund’s leverage. This was partially offset by positive performance of other derivatives, attributable to the hedging of the Australian dollar and other non-U.S. dollar currency risks.

Outlook

The downturn in the global financial markets in the first quarter of 2020 was historic. Within the span of a few weeks, the dramatic spread of the COVID-19 pandemic across developed markets resulted in increasing containment measures, leading to a significant repricing of all asset classes. However, by early June 2020, several economies had begun to ease lockdowns and restart activities. Based on this factor, combined with sizeable global and regional fiscal stimuli, as well as the massive coordinated provision of liquidity by central banks and market stabilization programs globally, we believe that the economic growth outlook is beginning to improve, while investor sentiment is recovering. Markets have already regained a sizeable amount of the ground lost in March, as global investors attempt to add risk to their portfolios amid what they perceive as attractive valuations. While some markets, such as U.S. equities, have already regained nearly all of their losses since March, we believe that valuations in Asia remain cheap, particularly in the credit markets. Therefore, we have reallocated the Fund’s risk into Asian credit.

The Asian rates market also remains supported in a “lower-for-longer” interest-rate environment. Additionally, most governments globally have maintained fiscal prudence over the years, providing fiscal space to fund the COVID-19-induced rescue packages. Meanwhile, trade tensions between the U.S. and China have resurfaced, but we believe that the situation may ease in the near term, as U.S. domestic issues take precedence in the run-up to the U.S. presidential election in November 2020. Asian currencies have been relatively more stable than their emerging-market and G107 counterparts, supported by better external balances8 and high foreign-exchange reserves.

In our view, the outlook for emerging markets outside of Asia remains uncertain even as economies expand policy support in an effort to stimulate growth. We believe that underwhelming private investment due to uncertain domestic political environments, along with tighter fiscal conditions, along with weak commodity prices for commodity-exporting countries, will drive much of the weakness in growth in the Asia-Pacific region. Additionally, with financing costs at all-time lows, governments could turn to the market to bridge funding gaps, resulting in greater supply pressures. Nonetheless, governments and central banks worldwide have responded with much-needed rescue measures, which in our opinion are marginally improving the outlook, coinciding with some of the record amounts of capital that left emerging markets attempting to buy back into the market.

We believe that global high-yield companies are vulnerable in this environment, especially those which are highly leveraged. Several companies have reduced their earnings forecasts and dividends. Nevertheless, following the initial selloff in March 2020, we believe that the performance of high-quality companies will improve as investors focus on the depth of the global recession and the more protracted recovery. The high-yield fixed-income asset class historically has outperformed during economic recoveries. Moreover, in our view valuations are still attractive for investors with a long-term investment horizon.

The Fund’s blended benchmark comprises 10% Bank of America Merrill Lynch (BofA ML) All Maturity Australia Government Index; 25% Bank of America Merrill Lynch Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% BofA ML New Zealand Government Index; and 25% Markit iBoxx Asia Government Index. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected.

The ICE BofA ML All Maturity Australian Government Index tracks the performance of large, Australian dollar-denominated government debt issued in the Australian domestic market, including sovereign and quasi-government securities.

7       The G10 comprises 10 industrialized nations that meet on an annual basis or more frequently, as necessary, to consult each other, debate and cooperate on international financial matters. The member countries are Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the United Kingdom, and the United States, with Switzerland playing a minor role.

8       External balance occurs when the money that a country brings in from exports is roughly equal to the total that it spends on imports.

6	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

The ICE BofA ML Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

The J.P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

The Markit iBoxx Asia Government Index tracks the performance of local currency-denominated sovereign and quasi sovereign debt from 10 Asian countries territories.

Loan facility and the use of leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under its leveraged capital structure cannot yet be determined.

Interest rate swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of April 30, 2020, the Fund held interest rate swap agreements with an aggregate notional amount of $16,300,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating

Aberdeen Global Income Fund, Inc.	7

Report of the Investment Manager (unaudited) (concluded)

rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining	Receive/(Pay)
Term as of	Floating	Amount		Fixed Rate
April 30, 2020	Rate	(in $millions	)	Payable (%)
54 months	Receive	$0.1		2.44%
90 months	Receive	$13.5		2.36%
111 months	Receive	$0.7		1.97%
120 months	Receive	$2.0		0.70%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility.

Risk considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Aberdeen Standard Investments (Asia) Limited

8	Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-17.2%	-14.3%	-3.3%	-0.9%	1.9%
Market Price	-28.9%	-23.4%	-3.8%	-0.5%	0.8%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net annualized operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2020 was 3.19%. The net annualized operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2020 was 3.16%. The net annualized operating expense ratio, excluding interest expense and net of fee waivers, based on the six-month period ended April 30, 2020 was 2.09%.

Aberdeen Global Income Fund, Inc.	9

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2020, 9.4% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings’, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or, if unrated, was judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2020 compared with October 31, 2019 and April 30, 2019:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*	C/CCC*	D*	NR**
Date	%	%	%	%	%	%	%	%	%
April 30, 2020	4.5	0.7	4.2	16.2	28.5	31.1	5.5	0.6	8.7
October 31, 2019	4.9	7.0	4.3	14.5	26.0	31.0	5.0	0.1	7.2
April 30, 2019	4.7	6.5	4.6	15.4	23.6	31.4	5.2	0.0	8.6

*              Below investment grade

**         Not Rated

(1)    For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P Global Ratings’, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2020, compared with October 31, 2019 and April 30, 2019:

		Investment Grade	Sub-Investment Grade
	Developed Markets	Developing Markets	Developing Markets
Date	%	%	%
April 30, 2020	48.1	22.2	29.7
October 31, 2019	45.8	22.5	31.7
April 30, 2019	47.8	21.6	30.6

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of April 30, 2020, compared with October 31, 2019 and April 30, 2019:

		Investment Grade	Sub-Investment Grade
	Developed Markets	Developing Markets	Developing Markets
Date	%	%	%
April 30, 2020	88.1	7.4	4.5
October 31, 2019	85.3	10.3	4.4
April 30, 2019	86.9	8.2	4.9

10	Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2020, the average maturity of the Fund’s total investments was 10.5 years, compared with 10.0 years at October 31, 2019 and 9.4 years at April 30, 2019. The table below shows the maturity composition of the Fund’s investments as of October 31 2019, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2020	16.4	18.7	41.3	23.6
October 31, 2019	13.6	18.8	45.9	21.7
April 30, 2019	13.6	22.3	45.9	18.2

Modified Duration

As of April 30, 2020 the modified duration* of the Fund was 5.21 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the overall fund. Excluding swaps will increase portfolio duration.

*  Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

Aberdeen Global Income Fund, Inc.	11

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2020 and the previous six and twelve month periods.

		Apr-20	Oct-19	Apr-19
Australia	90 day Bank Bills	0.10%	0.94%	1.56%
	10 yr bond	0.25%	0.82%	1.29%
	currency USD per 1 AUD	$0.65	$0.69	$0.70
New Zealand	90 day Bank Bills	0.27%	1.12%	1.82%
	10 yr bond	0.88%	1.31%	1.90%
	currency USD per 1 NZD	$0.62	$0.64	$0.67
Malaysia	3-month T-Bills	2.35%	3.05%	3.28%
	10 yr bond	2.89%	3.41%	3.79%
	currency local per 1USD	RM4.30	RM4.18	RM4.13
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	6.11%	6.68%	7.59%
	currency local per 1USD	₹75.10	₹70.93	₹69.55
Indonesia	3 months deposit rate	5.53%	5.95%	6.28%
	10 yr bond	7.83%	6.98%	7.80%
	currency local per 1USD	Rp14875.00	Rp14037.00	Rp14250.00
Russia	Zero Cpn 3m	5.05%	5.97%	7.32%
	10 yr bond	6.12%	6.46%	8.13%
	currency local per 1USD	₹73.95	₹64.07	₹64.58
Yankee Bonds	Mexico	4.45%	3.27%	4.11%
	Indonesia	3.38%	2.87%	3.65%
	Argentina	38.61%	25.56%	12.56%
	Romania	3.08%	2.32%	3.36%

12	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—72.6%
AUSTRALIA—0.6%
USD	200	Australia and New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$ 214,500
USD	113	Mineral Resources Ltd., 8.13%, 05/01/2022(b)(c)	116,249
USD	90	Virgin Australia Holdings Ltd., 8.13%, 05/15/2024(b)(c)(f)	13,500
			344,249
BAHRAIN—0.5%
USD	260	Oil and Gas Holding Co. BSCC, 7.63%, 11/07/2024(b)	253,484
BARBADOS—0.4%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 05/29/2020(b)(c)	210,000
BRAZIL—3.3%
USD	220	CSN Resources SA, 7.63%, 02/13/2021(b)(c)	172,700
USD	440	GTL Trade Finance, Inc., 7.25%, 10/16/2043(b)(c)	484,000
BRL	166	OAS Restructuring BVI Ltd., 5.00%, 05/28/2020(d)(e)(f)	–
USD	92	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/2020(b)	74,113
USD	602	Petrobras Global Finance BV, 5.09%, 01/15/2030(b)	548,723
USD	482	Petrobras Global Finance BV, 6.90%, 03/19/2049	468,745
			1,748,281
CANADA—0.6%
USD	135	Clearwater Seafoods, Inc., 6.88%, 05/29/2020(b)(c)	123,189
USD	201	Teck Resources Ltd., 6.25%, 01/15/2041(c)	189,035
			312,224
CHILE—0.6%
USD	330	Corp. Nacional del Cobre de Chile, 3.75%, 01/15/2031(b)	329,393
CHINA—2.7%
USD	200	CIFI Holdings Group Co. Ltd., 6.00%, 01/16/2023(b)(c)	187,598
USD	200	Country Garden Holdings Co. Ltd., 8.00%, 09/27/2021(b)(c)	211,013
SGD	250	Eastern Air Overseas Hong Kong Co. Ltd., 2.80%, 11/16/2020(b)	175,656
USD	200	Logan Property Holdings Co. Ltd., 7.50%, 02/25/2021(b)(c)	203,531
USD	265	Shimao Property Holdings Ltd., 5.60%, 07/15/2023(b)(c)	265,131
USD	200	Shimao Property Holdings Ltd., 6.13%, 02/21/2022(b)(c)	206,250
USD	200	Zhenro Properties Group Ltd., 9.15%, 03/08/2021(b)(c)	199,844
			1,449,023
COLOMBIA—0.5%
USD	121	Banco GNB Sudameris SA, (fixed rate to 04/03/2022, variable rate thereafter), 6.50%, 04/03/2022(b)(c)	105,876
USD	200	Bancolombia SA, (fixed rate to 12/18/2024, variable rate thereafter), 4.63%, 12/18/2024(c)	172,500
			278,376
CONGO—0.4%
USD	210	HTA Group Ltd., 9.13%, 05/08/2020(b)(c)	206,640
DENMARK—0.4%
USD	200	DKT Finance ApS, 9.38%, 06/17/2020(b)(c)	199,100
ECUADOR—0.2%
USD	200	International Airport Finance SA, 12.00%, 03/15/2024(b)	124,000

Aberdeen Global Income Fund, Inc.	13

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
FRANCE—0.8%
EUR	100	Altice France SA, 5.88%, 02/01/2022(b)(c)	$ 113,530
USD	200	BNP Paribas SA, (fixed rate to 02/25/2030, variable rate thereafter), 4.50%, 02/25/2030(a)(b)	167,000
EUR	100	Casino Guichard Perrachon SA, 4.56%, 01/25/2023(b)	103,713
EUR	100	La Financiere Atalian SASU, 4.00%, 05/15/2020(b)(c)	67,978
			452,221
GEORGIA—0.8%
USD	200	Bank of Georgia JSC, 6.00%, 07/26/2023(b)	197,040
USD	250	Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021(b)	237,500
			434,540
GERMANY—1.5%
SGD	200	Deutsche Bank AG, 4.10%, 02/14/2021	143,271
EUR	152	Nidda Healthcare Holding GmbH, 3.50%, 09/30/2020(b)(c)	161,046
EUR	250	PrestigeBidCo GmbH, 6.25%, 05/28/2020(b)(c)	269,120
EUR	106	Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 01/15/2022(b)(c)	109,771
EUR	100	Tele Columbus AG, 3.88%, 05/02/2021(b)(c)	91,681
			774,889
GUATEMALA—0.8%
USD	420	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 05/29/2020(b)(c)	420,000
HONDURAS—0.4%
USD	220	Inversiones Atlantida SA, 8.25%, 07/28/2020(b)(c)	198,002
INDIA—3.8%
USD	420	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(b)	409,122
USD	200	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(b)(c)	183,100
USD	200	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	175,085
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026(f)	668,769
USD	200	Neerg Energy Ltd., 6.00%, 05/28/2020(b)(c)	180,095
USD	200	REC Ltd., 5.25%, 11/13/2023(b)	200,419
USD	200	UPL Corp. Ltd., 3.25%, 10/13/2021(b)	194,000
			2,010,590
INDONESIA—1.7%
USD	200	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(b)(c)	125,940
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022(b)(c)	122,100
USD	400	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042(b)	408,200
USD	200	Sri Rejeki Isman Tbk PT, 7.25%, 10/16/2022(b)(c)	150,078
IDR	2,000,000	Wijaya Karya Persero Tbk PT, 7.70%, 01/31/2021(b)	120,087
			926,405
ITALY—0.5%
USD	235	Telecom Italia Capital SA, 6.00%, 09/30/2034	243,436
KAZAKHSTAN—1.2%
USD	640	KazMunayGas National Co. JSC, 4.75%, 04/19/2027(b)	619,200

14	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
LUXEMBOURG—2.0%
USD	425	Altice Financing SA, 7.50%, 05/15/2021(b)(c)	$ 444,125
EUR	100	Altice France Holding SA, 8.00%, 05/15/2022(b)(c)	111,181
USD	200	Altice France Holding SA, 10.50%, 05/15/2022(b)(c)	215,520
EUR	114	Kleopatra Holdings 1 SCA, 9.25%, 05/28/2020(b)(c)(e)	49,981
EUR	100	LHMC Finco 2 Sarl, 7.25%, 04/02/2021(b)(c)(e)	50,957
EUR	200	Matterhorn Telecom SA, 3.13%, 09/15/2022(b)(c)	213,691
			1,085,455
MALAYSIA—1.1%
USD	200	Petronas Capital Ltd., 3.50%, 01/21/2030(b)(c)	209,450
USD	200	Petronas Capital Ltd., 4.55%, 10/21/2049(b)(c)	216,694
USD	200	Press Metal Labuan Ltd., 4.80%, 10/30/2020(b)(c)	159,097
			585,241
MEXICO—2.1%
USD	470	BBVA Bancomer SA, (fixed rate to 01/17/2028, variable rate thereafter), 5.13%, 01/17/2028(b)(c)	406,550
USD	240	Braskem Idesa SAPI, 7.45%, 11/15/2024(b)(c)	180,600
USD	530	Petroleos Mexicanos, 7.69%, 07/23/2049(b)(c)	389,497
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2021(b)(c)	159,075
			1,135,722
MONGOLIA—0.2%
USD	200	Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/2021(b)(c)	119,087
NETHERLANDS —1.3%
EUR	139	Lincoln Financing SARL, 3.63%, 10/01/2020(b)(c)	129,378
EUR	100	Lincoln Financing SARL, 3.88%, 05/28/2020(b)(c)(g)	94,415
EUR	100	OCI NV, 3.13%, 11/01/2021(b)(c)	106,407
USD	369	Ziggo BV, 5.50%, 01/15/2022(b)(c)	375,347
			705,547
NIGERIA—1.4%
USD	230	IHS Netherlands Holdco BV, 8.00%, 09/18/2022(b)(c)	209,300
USD	220	SEPLAT Petroleum Development Co. PLC, 9.25%, 05/29/2020(b)(c)	176,000
USD	420	United Bank for Africa PLC, 7.75%, 06/08/2022(b)	371,784
			757,084
OMAN—0.4%
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(b)	195,500
REPUBLIC OF IRELAND—0.2%
USD	160	Cimpress PLC, 7.00%, 06/15/2021(b)(c)	116,176
RUSSIA—1.3%
USD	230	Gazprom PJSC Via Gaz Capital SA, 4.95%, 03/23/2027(b)	247,208
USD	200	GTH Finance BV, 7.25%, 01/26/2023(b)(c)	218,124
USD	250	Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2025, variable rate thereafter), 7.75%, 05/06/2025(a)(b)	206,540
			671,872

Aberdeen Global Income Fund, Inc.	15

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
SINGAPORE—1.1%
USD	200	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(b)(c)	$ 210,570
USD	200	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	189,610
USD	210	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(b)	199,897
			600,077
SOUTH AFRICA—0.8%
USD	210	Liquid Telecommunications Financing PLC, 8.50%, 07/13/2020(b)(c)	178,185
USD	340	Sasol Financing USA LLC, 6.50%, 06/27/2028(c)	221,000
			399,185
SPAIN—0.5%
USD	200	Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter), 6.50%, 03/05/2025(a)	181,750
EUR	100	Grifols SA, 2.25%, 11/15/2022(b)(c)	106,845
			288,595
SWEDEN—0.3%
EUR	100	Intrum AB, 3.00%, 09/15/2022(b)(c)	80,618
EUR	100	Intrum AB, 3.50%, 07/15/2022(b)(c)	83,285
			163,903
SWITZERLAND—0.4%
USD	200	Credit Suisse Group AG, (fixed rate to 12/18/2024, variable rate thereafter), 6.25%, 12/18/2024(a)(b)	205,000
TURKEY—0.4%
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022(b)	195,018
UKRAINE—1.2%
USD	220	Metinvest BV, 8.50%, 01/23/2026(b)(c)	146,300
USD	70	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022(b)(h)	68,961
UAH	12,000	Ukreximbank Via Biz Finance PLC, 16.50%, 03/02/2021(b)	418,165
			633,426
UNITED ARAB EMIRATES—0.3%
USD	200	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50%, 09/07/2022(a)(b)	154,467
UNITED KINGDOM—4.8%
GBP	200	Arqiva Broadcast Finance PLC, 6.75%, 09/30/2020(b)(c)	258,711
GBP	100	Lloyds Bank PLC, (fixed rate to 01/22/2029, variable rate thereafter), 13.00%, 01/22/2029(a)	215,689
GBP	300	Moto Finance PLC, 4.50%, 05/28/2020(b)(c)	347,622
GBP	185	Paragon Banking Group PLC (The), (fixed rate to 09/09/2021, variable rate thereafter), 7.25%, 09/09/2021(b)(c)	233,007
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025(b)	213,030
GBP	200	RAC Bond Co. PLC, 5.00%, 05/28/2020(b)(c)	212,651
USD	200	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	202,500
GBP	250	TalkTalk Telecom Group PLC, 3.88%, 02/20/2022(b)(c)	306,216
USD	245	Virgin Media Finance PLC, 5.75%, 05/11/2020(b)(c)	247,524
GBP	110	Virgin Money UK PLC, (fixed rate to 02/08/2021, variable rate thereafter), 5.00%, 02/08/2021(b)(c)	132,899
GBP	200	Virgin Money UK PLC, (fixed rate to 12/08/2022, variable rate thereafter), 8.00%, 12/08/2022(a)(b)	193,333
			2,563,182

16	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES—30.7%
USD	229	ACI Worldwide, Inc., 5.75%, 08/15/2021(b)(c)	$ 227,855
USD	138	Adams Homes, Inc., 7.50%, 02/15/2022(b)(c)	125,580
EUR	200	Adient Global Holdings Ltd., 3.50%, 05/15/2024(b)(c)	170,588
USD	50	Adient US LLC, 9.00%, 04/15/2022(b)(c)	52,125
USD	159	Alliance Data Systems Corp., 4.75%, 12/15/2021(b)(c)	117,660
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, 05/28/2020(c)	59,196
USD	79	Apergy Corp., 6.38%, 05/01/2021(c)	64,780
USD	103	ASGN, Inc., 4.63%, 05/15/2023(b)(c)	94,987
USD	105	Banff Merger Sub, Inc., 9.75%, 09/01/2021(b)(c)	94,238
USD	128	Bank of America Corp., (fixed rate to 09/05/2024, variable thereafter), 6.25%, 09/05/2024(a)	133,402
USD	99	Bausch Health Americas, Inc., 8.50%, 07/31/2022(b)(c)	109,138
EUR	120	Bausch Health Cos., Inc., 4.50%, 05/28/2020(b)(c)	128,533
USD	105	Bausch Health Cos., Inc., 7.00%, 05/29/2020(b)(c)	108,957
USD	235	Berry Global, Inc., 4.50%, 02/15/2021(b)(c)	231,968
USD	8	Berry Global, Inc., 4.88%, 07/15/2022(b)(c)	8,172
USD	122	Bruin E&P Partners LLC, 8.88%, 08/01/2020(b)(c)	3,050
USD	104	Builders FirstSource, Inc., 5.00%, 03/01/2025(b)(c)	89,242
USD	5	Builders FirstSource, Inc., 6.75%, 06/01/2022(b)(c)	5,150
USD	37	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 02/15/2025(b)(c)	37,185
USD	38	CCO Holdings LLC / CCO Holdings Capital Corp., 5.38%, 06/01/2024(b)(c)	40,090
USD	440	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021(b)(c)	458,744
USD	18	CDW LLC / CDW Finance Corp., 4.13%, 05/01/2022(c)	18,180
USD	74	Cedar Fair LP, 5.25%, 07/15/2024(b)(c)	63,640
USD	23	Centene Corp., 4.25%, 12/15/2022(b)(c)	24,064
USD	39	Centene Corp., 4.63%, 12/15/2024(b)(c)	42,705
USD	125	Century Communities, Inc., 5.88%, 07/15/2020(c)	115,625
USD	243	Cheniere Corpus Christi Holdings LLC, 5.88%, 10/02/2024(c)	251,430
USD	90	Cheniere Energy Partners LP, 5.25%, 10/01/2020(c)	85,914
USD	100	Cincinnati Bell, Inc., 8.00%, 10/15/2020(b)(c)	101,250
USD	112	Clean Harbors, Inc., 4.88%, 07/15/2022(b)(c)	116,029
USD	16	Clean Harbors, Inc., 5.13%, 07/15/2024(b)(c)	16,280
USD	20	Cleveland-Cliffs, Inc., 6.75%, 03/15/2022(b)(c)	17,450
USD	240	Cogent Communications Group, Inc., 5.38%, 12/01/2021(b)(c)	243,216
USD	167	CommScope, Inc., 6.00%, 03/01/2022(b)(c)	166,992
USD	115	Consolidated Communications, Inc., 6.50%, 05/29/2020(c)	103,212
USD	65	Continental Resources, Inc., 4.38%, 10/15/2027(c)	50,050
USD	136	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.63%, 05/01/2022(b)(c)	88,400
USD	18	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 05/29/2020(c)	12,960
EUR	265	Crown European Holdings SA, 3.38%, 11/15/2024(b)(c)	302,684
USD	405	CSC Holdings LLC, 10.88%, 10/15/2020(b)(c)	437,785
USD	240	Dell International LLC / EMC Corp., 5.30%, 07/01/2029(b)(c)	248,779
USD	55	Dell International LLC / EMC Corp., 6.02%, 03/15/2026(b)(c)	59,508
USD	145	DISH DBS Corp., 5.00%, 03/15/2023	138,112
USD	180	DISH DBS Corp., 5.88%, 07/15/2022	181,665
USD	81	Encompass Health Corp., 4.50%, 02/01/2023(c)	81,154
USD	37	Encompass Health Corp., 4.75%, 02/01/2025(c)	37,005
USD	135	Encompass Health Corp., 5.13%, 05/29/2020(c)	134,325
EUR	100	Energizer Gamma Acquisition BV, 4.63%, 07/15/2021(b)(c)	108,243

Aberdeen Global Income Fund, Inc.	17

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	120	Energy Transfer Operating LP, 5.50%, 03/01/2027(c)	$ 121,973
USD	108	Energy Transfer Operating LP, (fixed rate to 05/15/2025, variable rate thereafter), 6.75%, 05/15/2025(a)	82,080
USD	75	Enviva Partners LP / Enviva Partners Finance Corp., 6.50%, 11/15/2021(b)(c)	78,563
USD	113	ESH Hospitality, Inc., 4.63%, 10/01/2022(b)(c)	102,265
USD	116	Fair Isaac Corp., 4.00%, 12/15/2022(b)(c)	115,130
USD	126	Ford Motor Co., 8.50%, 04/21/2023	124,740
USD	82	Ford Motor Co., 9.00%, 03/22/2025(c)	79,745
USD	8	Ford Motor Co., 9.63%, 01/22/2030(c)	7,860
USD	205	Ford Motor Credit Co. LLC, 4.39%, 01/08/2026	176,300
USD	85	GCI LLC, 6.63%, 06/15/2021(b)(c)	87,975
USD	85	GCI LLC, 6.88%, 05/29/2020(c)	87,763
USD	317	General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(a)	252,112
USD	90	GLP Capital LP / GLP Financing II, Inc., 5.38%, 08/01/2023(c)	87,300
USD	322	Goldman Sachs Group, Inc. (The), (fixed rate to 05/29/2020, variable rate thereafter), 5.38%, 05/29/2020(a)	299,057
USD	170	Gray Television, Inc., 7.00%, 05/15/2022(b)(c)	171,224
USD	62	Griffon Corp., 5.75%, 03/01/2023(c)	59,055
USD	138	HCA, Inc., 5.38%, 02/01/2025	148,369
USD	114	HCA, Inc., 5.88%, 08/15/2025(c)	126,825
USD	97	Howmet Aerospace, Inc., 6.88%, 04/01/2025(c)	99,194
USD	210	Huntsman International LLC, 4.50%, 02/01/2029(c)	202,327
EUR	179	International Game Technology PLC, 3.50%, 06/15/2022(b)(c)	166,561
EUR	100	IQVIA, Inc., 2.25%, 07/15/2022(b)(c)	106,297
USD	60	Iron Mountain, Inc., 4.88%, 09/15/2024(b)(c)	57,450
USD	140	Iron Mountain, Inc., 5.25%, 12/27/2022(b)(c)	136,850
USD	212	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 07/15/2020(b)(c)	214,120
USD	180	JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable rate thereafter), 4.63%, 11/01/2022(a)	165,037
USD	280	Lennar Corp., 4.88%, 09/15/2023(c)	287,000
USD	51	Marriott International, Inc., 5.75%, 04/01/2025(c)	53,271
USD	170	MDC Holdings, Inc., 6.00%, 10/15/2042(c)	164,050
USD	243	Meredith Corp., 6.88%, 02/01/2021(c)	206,550
USD	140	MGM Resorts International, 4.63%, 06/01/2026(c)	125,300
USD	77	Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2022(b)(c)	77,832
USD	190	Morgan Stanley, (fixed rate to 07/15/2020, variable rate thereafter), 5.55%, 07/15/2020(a)	174,800
USD	142	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(b)(c)	47,570
GBP	110	MPT Operating Partnership LP / MPT Finance Corp., 2.55%, 11/05/2023(c)	136,342
GBP	145	MPT Operating Partnership LP / MPT Finance Corp., 3.69%, 04/06/2028(c)	176,214
USD	32	Nabors Industries Ltd., 7.25%, 07/15/2022(b)(c)	12,160
USD	13	Nabors Industries, Inc., 4.63%, 09/15/2021	8,238
USD	305	Navient Corp., 5.50%, 01/25/2023	282,887
USD	61	Navient Corp., 6.50%, 06/15/2022	59,018
USD	95	Netflix, Inc., 5.88%, 11/15/2028	107,431
USD	159	New Enterprise Stone & Lime Co., Inc., 10.13%, 05/29/2020(b)(c)	157,807
USD	54	Novelis Corp., 4.75%, 01/30/2025(b)(c)	48,060
USD	165	Novelis Corp., 5.88%, 09/30/2021(b)(c)	160,429
USD	249	NRG Energy, Inc., 5.25%, 06/15/2024(b)(c)	266,741
USD	60	NRG Energy, Inc., 7.25%, 05/15/2021(c)	64,500
USD	182	Oasis Petroleum, Inc., 6.88%, 05/29/2020(c)	23,660
USD	65	Occidental Petroleum Corp., 2.60%, 03/15/2022(c)	57,200

18	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	72	Occidental Petroleum Corp., 3.00%, 11/15/2026(c)	$ 51,120
USD	83	Occidental Petroleum Corp., 3.13%, 11/15/2021(c)	75,547
USD	140	OI European Group BV, 4.00%, 12/15/2022(b)(c)	135,100
USD	41	Parsley Energy LLC / Parsley Finance Corp., 4.13%, 02/15/2023(b)(c)	33,620
USD	210	Parsley Energy LLC / Parsley Finance Corp., 5.63%, 10/15/2022(b)(c)	179,550
USD	174	Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2022(b)(c)	150,658
USD	157	Post Holdings, Inc., 5.00%, 08/15/2021(b)(c)	156,411
USD	125	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	115,000
USD	125	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	123,871
USD	377	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024(c)	394,372
USD	15	Sealed Air Corp., 4.00%, 09/01/2027(b)(c)	14,700
USD	84	Select Medical Corp., 6.25%, 08/15/2022(b)(c)	80,220
USD	29	Sirius XM Radio, Inc., 5.38%, 05/29/2020(b)(c)	29,906
USD	150	Sirius XM Radio, Inc., 5.50%, 07/01/2024(b)(c)	158,190
USD	70	Six Flags Entertainment Corp., 4.88%, 05/29/2020(b)(c)	61,614
USD	10	Six Flags Theme Parks, Inc., 7.00%, 07/01/2022(b)(c)	10,348
USD	140	SM Energy Co., 6.75%, 09/15/2021(c)	38,150
USD	469	Sprint Corp., 7.88%, 09/15/2023	527,531
USD	170	Staples, Inc., 7.50%, 04/15/2022(b)(c)	134,300
USD	85	Staples, Inc., 10.75%, 04/15/2022(b)(c)	48,450
USD	180	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2020(b)(c)	137,250
USD	330	T-Mobile USA, Inc., 6.50%, 01/15/2021(c)	348,150
USD	109	TEGNA, Inc., 4.63%, 03/15/2023(b)(c)	97,691
USD	21	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 5.75%, 06/01/2025(b)	21,000
USD	309	Tenet Healthcare Corp., 4.63%, 07/15/2020(c)	304,921
USD	65	Tenet Healthcare Corp., 6.25%, 02/01/2022(b)(c)	63,999
USD	110	Tennant Co., 5.63%, 05/29/2020(c)	110,137
USD	114	USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/2022(c)	93,480
USD	7	Vail Resorts, Inc. Co., 6.25%, 05/15/2025(b)	7,228
USD	21	VICI Properties LP / VICI Note Co., Inc., 3.75%, 02/15/2023(b)(c)	19,530
USD	110	VICI Properties LP / VICI Note Co., Inc., 4.13%, 02/15/2025(b)(c)	100,100
USD	185	Viking Cruises Ltd., 6.25%, 06/01/2020(b)(c)	123,487
USD	105	Vistra Energy Corp., 5.88%, 05/29/2020(c)	106,050
USD	21	Western Midstream Operating LP, 3.10%, 01/01/2025(c)	19,163
USD	38	Western Midstream Operating LP, 4.05%, 11/01/2029(c)	34,675
USD	22	Western Midstream Operating LP, 4.50%, 12/01/2027(c)	19,388
USD	153	Western Midstream Operating LP, 4.75%, 05/15/2028(c)	134,785
USD	38	WPX Energy, Inc., 4.50%, 01/15/2025(c)	30,970
USD	40	WPX Energy, Inc., 5.25%, 10/15/2022(c)	34,800
USD	68	WPX Energy, Inc., 5.75%, 06/01/2021(c)	61,628
USD	66	WPX Energy, Inc., 8.25%, 06/01/2023(c)	63,360
USD	115	Wyndham Destinations, Inc., 5.40%, 02/01/2024(c)	100,625
USD	110	Wyndham Destinations, Inc., 6.35%, 07/01/2025(c)	97,350
			16,308,954
ZAMBIA—0.4%
USD	230	First Quantum Minerals Ltd., 7.50%, 05/28/2020(b)(c)	202,975
		Total Corporate Bonds—72.6% (cost $42,942,572)	38,620,519

Aberdeen Global Income Fund, Inc.	19

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS—50.8%
ARMENIA—0.8%
USD	450	Republic of Armenia International Bond, 3.95%, 09/26/2029(b)	$ 416,893
AUSTRALIA—2.0%
AUD	79	Australia Government Bond, 3.25%, 04/21/2029(b)	62,226
AUD	1,200	Australia Government Bond, 4.75%, 04/21/2027(b)	1,002,143
			1,064,369
BAHRAIN—1.9%
USD	1,170	Bahrain Government International Bond, 6.00%, 09/19/2044(b)	991,294
BRAZIL—2.0%
BRL	3,100	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	652,758
USD	370	Brazilian Government International Bond, 7.13%, 01/20/2037	418,566
			1,071,324
COLOMBIA—0.4%
USD	200	Colombia Government International Bond, 5.20%, 11/15/2048(c)	206,362
COSTA RICA—1.6%
USD	1,100	Costa Rica Government International Bond, 7.16%, 03/12/2045(b)	847,000
DOMINICAN REPUBLIC—2.5%
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026(b)	96,000
USD	870	Dominican Republic International Bond, 8.63%, 04/20/2027(b)(h)	885,225
DOP	23,300	Dominican Republic International Bond, 9.75%, 06/05/2026(b)	342,046
			1,323,271
ECUADOR—0.7%
USD	840	Ecuador Government International Bond, 8.75%, 06/02/2023(b)	260,400
USD	460	Ecuador Government International Bond, 9.50%, 03/27/2030(b)	131,100
			391,500
EGYPT—2.6%
EGP	3,700	Egypt Government Bond, 16.00%, 06/11/2022	246,776
USD	405	Egypt Government International Bond, 7.60%, 03/01/2029(b)	383,904
USD	860	Egypt Government International Bond, 7.90%, 02/21/2048(b)	740,675
			1,371,355
EL SALVADOR—1.6%
USD	440	El Salvador Government International Bond, 5.88%, 01/30/2025(b)	350,900
USD	640	El Salvador Government International Bond, 7.65%, 06/15/2035(b)	505,600
			856,500
GHANA—0.6%
USD	420	Ghana Government International Bond, 7.63%, 05/16/2029(b)(h)	321,266
INDONESIA—7.6%
USD	650	Indonesia Government International Bond, 3.50%, 01/11/2028	654,334
USD	570	Indonesia Government International Bond, 4.13%, 01/15/2025(b)	594,562
USD	1,000	Indonesia Government International Bond, 5.13%, 01/15/2045(b)	1,122,148
IDR	2,600,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	168,672
IDR	780,000	Indonesia Treasury Bond, 6.50%, 06/15/2025	50,728

20	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
INDONESIA (continued)
IDR	341,000	Indonesia Treasury Bond, 7.00%, 09/15/2030	$ 21,606
IDR	6,535,000	Indonesia Treasury Bond, 7.50%, 04/15/2040	415,165
IDR	14,800,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	1,019,832
			4,047,047
KAZAKHSTAN—1.7%
USD	681	Kazakhstan Government International Bond, 6.50%, 07/21/2045(b)	900,623
KENYA—1.8%
USD	620	Kenya Government International Bond, 6.88%, 06/24/2024(b)	567,610
USD	410	Kenya Government International Bond, 8.25%, 02/28/2048(b)	365,531
			933,141
MALAYSIA—2.2%
MYR	100	Malaysia Government Bond, 3.48%, 03/15/2023	23,940
MYR	1,000	Malaysia Government Bond, 3.76%, 05/22/2040	244,554
MYR	800	Malaysia Government Bond, 3.83%, 07/05/2034	200,923
MYR	2,100	Malaysia Government Bond, 3.96%, 09/15/2025	523,569
MYR	600	Malaysia Government Bond, 4.92%, 07/06/2048	169,321
			1,162,307
NIGERIA—0.8%
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030(b)	150,000
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047(b)	146,000
USD	200	Nigeria Government International Bond, 7.88%, 02/16/2032(b)	151,000
			447,000
PARAGUAY—0.4%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026(b)	207,002
PERU—1.0%
PEN	1,580	Peruvian Government International Bond, 6.95%, 08/12/2031(b)	554,844
QATAR—0.8%
USD	200	Qatar Government International Bond, 3.40%, 04/16/2025(b)	212,766
USD	200	Qatar Government International Bond, 4.82%, 03/14/2049(b)	240,557
			453,323
ROMANIA—0.9%
USD	470	Romanian Government International Bond, 4.88%, 01/22/2024(b)	498,200
RUSSIA—4.8%
RUB	86,474	Russian Federal Bond – OFZ, 7.05%, 01/19/2028	1,252,831
RUB	26,000	Russian Federal Bond – OFZ, 7.70%, 03/23/2033	398,740
USD	800	Russian Foreign Bond – Eurobond, 4.75%, 05/27/2026(b)	886,000
			2,537,571
RWANDA—1.0%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023(b)	325,773
USD	200	Rwanda International Government Bond,, 6.63%, 05/02/2023(b)	186,156
			511,929

Aberdeen Global Income Fund, Inc.	21

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
SAUDI ARABIA—1.5%
USD	330	Saudi Government International Bond, 3.25%, 10/22/2030(b)	$ 333,168
USD	410	Saudi Government International Bond, 4.38%, 04/16/2029(b)	456,658
			789,826
SINGAPORE—3.8%
SGD	2,800	Singapore Government Bond, 2.25%, 06/01/2021	2,026,992
SRI LANKA—0.4%
USD	200	Republic of Sri Lanka, 7.55%, 03/28/2030(b)	113,982
USD	200	Sri Lanka Government International Bond, 7.85%, 03/14/2029(b)	113,002
			226,984
TURKEY—1.1%
USD	630	Turkey Government International Bond, 6.00%, 03/25/2027	577,836
UKRAINE—3.4%
EUR	400	Ukraine Government International Bond, 6.75%, 06/20/2026(b)	387,328
USD	1,510	Ukraine Government International Bond, 7.75%, 09/01/2025(b)	1,408,075
			1,795,403
URUGUAY—0.9%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027(h)	54,563
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036(h)	202,394
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	230,589
			487,546
		Total Government Bonds—50.8% (cost $30,081,211)	27,018,708
LONG-TERM INVESTMENT—0.0%
WARRANT—0.0%
BRL	62	OAS S.A., Zero Coupon,(d)(f)(i)	—
		Total Long-Term Investments— –% (cost $113,398)	—
SHORT-TERM INVESTMENT—4.6%
UNITED STATES—4.6%
USD	2,434,861	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22%(j)	2,434,861
		Total Short-Term Investment—4.6% (cost $2,434,861)	2,434,861
		Total Investments—128.0% (cost $75,572,042)(k)	68,074,088
		Liabilities in Excess of Other Assets—(28.0)%	(14,876,655)
		Net Assets—100.0%	$ 53,197,433

(a) Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(b) Denotes a restricted security.

(c)  The maturity date presented for these instruments represents the next call/put date.

(d) Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(e) Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

(f)  Illiquid security.

(g) Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

22	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

(h) Sinkable security.

(i)   Non-Income Producing Security.

(j)   Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(k)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD–Australian Dollar	IDR–Indonesian Rupiah	SGD–Singapore Dollar
BRL–Brazilian Real	INR–Indian Rupee	THB–Thai Baht
CNH–Chinese Yuan Renminbi Offshore	KRW–South Korean Won	TWD–New Taiwan Dollar
DOP–Dominican Peso	MXN–Mexican Peso	UAH–Ukraine hryvna
EGP–Egyptian Pound	MYR–Malaysian Ringgit	USD–U.S. Dollar
EUR–Euro Currency	PEN–Peruvian Sol
GBP–British Pound Sterling	RUB–Russian Ruble

At April 30, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
Brazilian Real/United States Dollar
05/20/2020	Deutsche Bank AG	BRL	3,116,000	USD	597,450	$ 572,321	$ (25,129)
British Pound/United States Dollar
05/28/2020	UBS AG	GBP	82,000	USD	102,472	103,282	810
Indonesian Rupiah/United States Dollar
05/04/2020	Citibank N.A.	IDR	9,967,375,000	USD	690,882	670,076	(20,806)
05/04/2020	UBS AG	IDR	20,427,436,200	USD	1,335,031	1,373,273	38,242
Malaysian Ringgit/United States Dollar
05/15/2020	BNP Paribas S.A.	MYR	2,553,580	USD	600,000	593,517	(6,483)
New Russian Ruble/United States Dollar
05/20/2020	Deutsche Bank AG	RUB	32,041,000	USD	478,224	430,256	(47,968)
Singapore Dollar/United States Dollar
06/02/2020	Citibank N.A.	SGD	2,650,000	USD	1,903,482	1,879,559	(23,923)
06/02/2020	Royal Bank Of Canada (UK)	SGD	276,974	USD	200,000	196,449	(3,551)
South Korean Won/United States Dollar
05/18/2020	Citibank N.A.	KRW	1,131,439,500	USD	950,001	931,955	(18,046)
05/18/2020	HSBC Bank USA	KRW	2,491,160,000	USD	2,050,000	2,051,942	1,942
05/18/2020	UBS AG	KRW	119,056,900	USD	100,000	98,066	(1,934)
Thai Baht/United States Dollar
06/12/2020	Citibank N.A.	THB	55,500,000	USD	1,766,390	1,711,114	(55,276)
						$10,611,810	$(162,122)

Aberdeen Global Income Fund, Inc.	23

Portfolio of Investments (unaudited) (continued)

As of April 30, 2020

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/Brazilian Real
05/20/2020	Citibank N.A.	USD	610,621	BRL	3,116,000	$ 572,321	$ 38,300
05/20/2020	Deutsche Bank AG	USD	591,231	BRL	3,344,000	614,198	(22,967)
United States Dollar/British Pound
05/28/2020	Royal Bank Of Canada (UK)	USD	2,597,562	GBP	2,103,000	2,648,796	(51,234)
United States Dollar/Euro
05/28/2020	Citibank N.A.	USD	2,922,288	EUR	2,686,000	2,944,687	(22,399)
United States Dollar/Indonesian Rupiah
05/04/2020	Citibank N.A.	USD	655,721	IDR	9,967,375,000	670,076	(14,355)
05/04/2020	UBS AG	USD	1,440,135	IDR	20,427,436,200	1,373,273	66,862
United States Dollar/Malaysian Ringgit
05/15/2020	BNP Paribas S.A.	USD	100,000	MYR	429,600	99,850	150
05/15/2020	HSBC Bank USA	USD	679,298	MYR	2,816,575	654,643	24,655
United States Dollar/Mexican Peso
07/08/2020	Citibank N.A.	USD	153,861	MXN	3,793,000	155,887	(2,026)
United States Dollar/New Russian Ruble
05/20/2020	UBS AG	USD	1,461,611	RUB	96,744,000	1,299,108	162,503
United States Dollar/New Taiwan Dollar
05/19/2020	Citibank N.A.	USD	300,000	TWD	8,996,580	303,158	(3,158)
United States Dollar/Singapore Dollar
06/02/2020	Citibank N.A.	USD	549,999	SGD	767,357	544,261	5,738
06/02/2020	Royal Bank Of Canada (UK)	USD	2,200,000	SGD	3,132,492	2,221,775	(21,775)
06/02/2020	UBS AG	USD	400,349	SGD	567,107	402,231	(1,882)
United States Dollar/South Korean Won
05/18/2020	Citibank N.A.	USD	900,000	KRW	1,084,304,000	893,130	6,870
05/18/2020	UBS AG	USD	300,000	KRW	361,732,210	297,955	2,045
United States Dollar/Thai Baht
06/12/2020	Citibank N.A.	USD	270,000	THB	8,551,654	263,655	6,345
06/12/2020	UBS AG	USD	275,000	THB	8,913,768	274,819	181
						$16,233,823	$ 173,853
Total unrealized appreciation on open forward foreign currency exchange contracts							$ 354,653
Total unrealized depreciation on open forward foreign currency exchange contracts							$(342,912)

*  Certain contracts with different trade dates and like characteristics have been shown net.

24	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2020

At April 30, 2020, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Depreciation
USD	100,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	$—	$ (10,059)
USD	2,000,000	04/22/2030	Citibank	Receive	3-month LIBOR Index	0.70%	—	(12,175)
USD	700,000	07/23/2029	Citibank	Receive	3-month LIBOR Index	1.97%	—	(90,237)
USD	13,500,000	10/25/2027	Citibank	Receive	3-month LIBOR Index	2.36%	—	(1,820,315)
							$—	$(1,932,786)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	25

Statement of Assets and Liabilities (unaudited)

As of April 30, 2020

Assets
Investments, at value (cost $73,137,181)	$ 65,639,227
Short-term investments, at value (cost $2,434,861)	2,434,861
Cash at broker for interest rate swaps	730,293
Foreign currency, at value (cost $556,484)	420,944
Cash at broker for forward foreign currency contracts	20,000
Interest and dividends receivable	997,968
Unrealized appreciation on forward foreign currency exchange contracts	354,643
Receivable for investments sold	262,723
Prepaid expenses	2,424
Total assets	70,863,083
Liabilities
Bank loan payable (Note 7)	16,300,000
Payable for investments purchased	357,393
Unrealized depreciation on forward foreign currency exchange contracts	342,912
Variation margin payable for centrally cleared swaps	306,719
Cash due to broker for forward foreign currency contracts	180,000
Investment management fees payable (Note 3)	40,704
Interest payable on bank loan	25,207
Investor relations fees payable (Note 3)	12,219
Administration fees payable (Note 3)	7,828
Deferred foreign capital gains tax	166
Other accrued expenses	92,502
Total liabilities	17,665,650

Net Assets	$ 53,197,433
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 8,725
Paid-in capital in excess of par	72,314,412
Distributable accumulated loss	(19,125,704)
Net Assets	$ 53,197,433
Net asset value per share based on 8,724,789 shares issued and outstanding	$ 6.10

See Notes to Financial Statements.

26   Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2020

Net Investment Income:
Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $14,717)	$ 2,515,125
Total Investment Income	2,515,125
Expenses:
Investment management fee (Note 3)	291,431
Director fees and expenses	112,961
Administration fee (Note 3)	56,045
Independent auditors fees and expenses	40,125
Reports to shareholders and proxy solicitation	30,459
Insurance expense	30,389
Custodian fees and expenses	26,729
Investor relations fees and expenses (Note 3)	26,218
Transfer agent’s fees and expenses	16,168
Bank loan fees and expenses	15,722
Legal fees and expenses	10,218
Miscellaneous	20,272
Total operating expenses, excluding interest expense	676,737
Interest expense (Note 7)	343,405
Total operating expenses before reimbursed/waived expenses	1,020,142
Less: Investor relations fee waiver (Note 3)	(10,260)
Net operating expenses	1,009,882

Net Investment Income	1,505,243
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $3,234 capital gains tax)	(632,931)
Futures contracts	262,923
Interest rate swaps	(1,477,341)
Forward foreign currency exchange contracts	849,416
Foreign currency transactions	(1,719,513)
(2,717,446)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $4,389)	(10,101,437)
Interest rate swaps	(249,839)
Forward foreign currency exchange rate contracts	59,273
Foreign currency translation	30,608
(10,261,395)
Net (loss) from investments and interest rate swaps	(12,978,841)
Net Decrease in Net Assets Resulting from Operations	$ (11,473,598)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.  27

Statements of Changes in Net Assets

	For the Six-Month Period	For the
	Ended April 30, 2020	Year Ended
	(unaudited)	October 31, 2019
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 1,505,243	$ 3,096,467
Net realized loss from investments, futures contracts and interest rate swaps	(1,847,349)	(1,751,769)
Net realized loss from foreign currency transactions	(870,097)	(540,225)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	(10,351,276)	4,451,733
Net change in unrealized appreciation on foreign currency translation	89,881	714,571
Net increase/(decrease) in net assets resulting from operations	(11,473,598)	5,970,777
Distributions to Shareholders From:
Distributable earnings	(3,664,411)	(3,137,676)
Tax return of capital	–	(4,191,147)
Net decrease in net assets from distributions	(3,664,411)	(7,328,823)
Change in net assets resulting from operations	(15,138,009)	(1,358,046)
Net Assets:
Beginning of period	68,335,442	69,693,488
End of period	$ 53,197,433	$ 68,335,442

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

28   Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the six months ended April 30, 2020

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$ (11,473,598)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(34,701,242)
Investments sold and principal repayments	52,101,475
Increase in short-term investments, excluding foreign government securities	(1,471,454)
Net amortization/accretion of premium (discount)	36,263
Increase in cash at broker for forward foreign currency exchange contracts	90,000
Decrease in interest and dividends receivable	318,499
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(59,273)
Decrease in bank loan payable	(13,000,000)
Increase in prepaid expenses	30,389
Decrease in interest payable on bank loan	(45,463)
Decrease in accrued investment management fees payable	(18,366)
Decrease in other accrued expenses	(39,000)
Decrease in deferred foreign capital gains tax	(4,389)
Net change in unrealized appreciation from investments	10,101,437
Net change in unrealized depreciation from foreign currency translations	(30,608)
Net realized loss on investment transactions	181,304
Net cash provided by operating activities	2,015,974
Cash Flows from Financing Activities
Distributions paid to shareholders	(3,664,411)
Net cash paid (received) for swap contracts	217,232
Net cash used in financing activities	$ (3,447,179)
Effect of exchange rate on cash	(81,295)
Net change in cash	(1,512,500)
Unrestricted and restricted cash and foreign currency, beginning of year	2,683,830
Unrestricted and restricted cash and foreign currency, end of year	$ 1,171,330
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 13,343,405

Aberdeen Global Income Fund, Inc.  29

Statement of Cash Flows (concluded)

For the six months ended April 30, 2020

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Six-Month Period Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Cash	$ –	$1,012,019
Foreign currency, at value	420,944	547,605
Cash at broker for interest rate swaps	730,386	1,104,206
Cash at broker for forward foreign currency contracts	20,000	20,000
	$1,171,330	$2,683,830

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

30 Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2020		For the Fiscal Years Ended October 31,
	(unaudited)		2019	2018	2017	2016		2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$7.83		$7.99	$9.17	$9.22	$9.38		$11.49
Net investment income	0.17		0.35	0.44	0.47	0.33	(b)	0.39
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.48)		0.33	(0.78)	0.32	0.33		(1.71)
Total from investment operations applicable to common shareholders	(1.31)		0.68	(0.34)	0.79	0.66		(1.32)
Distributions to common shareholders from:
Net investment income	(0.42)		(0.36)	(0.16)	(0.14)	–		(0.76)
Tax return of capital	–		(0.48)	(0.68)	(0.70)	(0.84)		(0.08)
Total distributions	(0.42)		(0.84)	(0.84)	(0.84)	(0.84)		(0.84)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–		–	–	–	0.02		0.05
Total from capital transactions	–		–	–	–	0.02		0.05
Net asset value per common share, end of period	$6.10		$7.83	$7.99	$9.17	$9.22		$9.38
Market value, end of period	$5.63		$8.41	$8.22	$8.96	$8.46		$8.11

Total Investment Return Based on(c):
Market value	(28.88%	)	13.46%	1.27%	16.74%	15.48%		(15.54%	)
Net asset value	(17.23%	)	8.68%	(3.81% )	9.63%	8.81%	(b)	(10.30%	)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$53,197		$68,335	$69,693	$79,995	$80,606		$82,947
Average net assets applicable to common shareholders (000 omitted)	$64,196		$69,229	$76,372	$79,658	$81,601		$93,299
Net operating expenses, net of fee waivers	3.16%		3.45%	3.03%	2.77%	2.47%		2.55%	(d)
Net operating expenses, excluding fee waivers	3.19%	(e)	3.46%	3.06%	2.78%	2.49%		2.56%	(d)
Net operating expenses, excluding interest expense, net of fee waivers	2.09%	(e)	2.04%	1.89%	1.98%	1.90%		2.09%	(d)
Net investment income	4.72%	(e)	4.47%	5.04%	5.18%	3.59%	(b)	3.77%
Portfolio turnover	38%	(f)	59%	45%	95%	80%		41%
Senior securities (loan facility) outstanding (000 omitted)	$16,300		$29,300	$28,600	$31,500	$31,500		$31,500
Asset coverage ratio on revolving credit facility at period end	426%		333%	344%	354%	356%		363%
Asset coverage per $1,000 on revolving credit facility at period end(g)	$4,264		$3,332	$3,437	$3,540	$3,559		$,633

(a)         Based on average shares outstanding.

(b)        Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.

31	Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(c)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(d)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.

(e)	Annualized.

(f)	Not annualized.

(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	32

Notes to Financial Statements (unaudited)

April 30, 2020

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2020, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard

Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting and tax records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

33	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$38,620,519	$0	$38,620,519
Government Bonds	–	27,018,708	–	27,018,708
Warrant	–	–	0	0

Aberdeen Global Income Fund, Inc.	34

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Total Fixed Income Investments	$–	$65,639,227	$–	$65,639,227
Short-Term Investment	2,434,861	–	–	2,434,861
Total Investments	$2,434,861	$65,639,227	$–	$68,074,088
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$354,653	$–	$354,653
Total Assets	$2,434,861	$65,993,880	$0	$68,783,394
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(1,932,786)	$–	$(1,932,786)
Forward Foreign Currency Exchange Contracts	–	(342,912)	–	(342,912)
Total Liabilities – Other Financial Instruments	$–	$(2,275,698)	$–	$(2,275,698)

Amounts listed as “–” are $0 or round to $0.

During the six-month period ended April 30, 2020, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the six-month period in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation of Level 3 assets for the period ended April 30, 2020 is not presented. The valuation technique used at April 30, 2020 was fair valuation at zero pursuant to procedures approved by the Fund’s Board of Directors.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar

35	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2020, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is

Aberdeen Global Income Fund, Inc.	36

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2020, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* Interest receivable	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$–	Unrealized depreciation payable for centrally cleared interest rate swaps	$1,932,786
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	354,643	Unrealized depreciation on forward foreign currency exchange contracts	342,912
Total		$354,643		$2,275,698

*  The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–“ are $0 or round to $0.

37	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
		Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$150	$(150)	$–	$–	$6,483	$(150)	$–	$6,333
Citibank N.A.	57,253	(57,253)	–	–	159,989	(57,253)	(20,000)	82,736
Deutsche Bank AG	–	–	–	–	96,064	–	–	96,064
HSBC Bank USA	26,597	–	–	26,597	–	–	–	–
Royal Bank Of Canada (UK)	–	–	–	–	76,560	–	–	76,560
UBS AG	270,643	(3,816)	(180,000)	86,827	3,816	(3,816)	–	–

(1)  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)  Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

(3)  Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2020:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps	Realized/Unrealized Gain/(Loss) from (interest rate risk) Investments, Interest Rate Swaps,	$(1,477,341)	$(249,839)
Forward foreign currency exchange contracts (foreign exchange risk)	Futures Contracts and Foreign Currencies	849,046	59,273
Futures contracts (interest rate risk)		262,923	–
Total		$(365,372)	$(190,566)

Aberdeen Global Income Fund, Inc.	38

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2020. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2020.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$11,118,640
Sale Forward Foreign Currency Contracts	17,830,507
Interest Rate Swap Contracts	27,585,714

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

39	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser and Fund Administrator:

Aberdeen Standard Investments (Asia) Limited (“ASIAL” or the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Standard Investments Australia Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (the “Sub- Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc (“SLA plc”). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of SLA plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. At the Investment Manager’s request, the Investment Adviser will make recommendations of the overall structure of the Fund’s portfolio including asset allocation advice and general advice on investment strategy. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the six-month period ended April 30, 2020, ASIAL earned $291,431 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2020, ASII earned $56,045 from the Fund for administration services.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use

Aberdeen Global Income Fund, Inc.	40

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2020, the Fund incurred investor relations fees of approximately $26,218. For the six-month period ended April 30, 2020, ASII bore $10,260 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2020, were $32,067,375 and $47,193,021, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the six-month period ended April 30, 2020, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2020, there were 8,724,789 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2020 and fiscal year ended October 31, 2019, the Fund did not repurchase shares through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020. For the six-month period ended April 30, 2020, the balance of the loan outstanding was $16,300,000, and the average interest rate on the loan facility was 2.59%. The average balance for the six-month period was $25,726,230. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2020, the Fund incurred fees of approximately $15,722.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid

41	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2020.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2023	2.09%	$16,300,000	$15,904,748

8. Portfolio Investment Risks

a. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk:

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation,

Aberdeen Global Income Fund, Inc.	42

Notes to Financial Statements (unaudited) (concluded)

April 30, 2020

and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

g. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

h. Libor Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility and on the Fund’s investments that reference LIBOR cannot yet be determined.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$78,145,959	$1,477,171	$(11,549,042)	$(10,071,871)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2020, other than as noted below.

On May 11, 2020 and June 9, 2020, the Fund announced that it will pay on May 29, 2020 and June 30, 2020, a distribution of US $0.07 per share to all shareholders of record as of May 21, 2020 and June 19, 2020, respectively.

On May 4, May 26 and June 4, 2020, the Fund increased its credit facility by $1,000,000, $2,000,000 and $1,000,000, respectively.

43	Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

Aberdeen Global Income Fund, Inc.	44

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

45	Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
Level 10, 255 George Street
Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Standard investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited

The accompanying Financial Statements as of April 30, 2020, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FCO SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  The Registrant is managed by Aberdeen Standard Investments’ (“ASI”) Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Registrant.

Effective May 2020, Mark Baker replaced Lin-Jing Leong as part of the team having the most significant responsibility for the day-to-day management of the Registrant’s portfolio which includes Kenneth Akintewe, Erlend Lochen, Paul Lukaszewski and Adam McCabe.

(1) The information in the table below is as of July 6, 2020.

Individual & Position	Services Rendered	Past Business Experience
Mark Baker — Investment Director	Responsible for Sovereign Debt on Asian Fixed Income.	Currently, Investment Director on the Asian Fixed Income team at Aberdeen Standard Investments.

(2) The information in the table below is as of April 30, 2020.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Mark Baker	Registered Investment Companies	2	$457.08	0	$0
	Pooled Investment Vehicles	13	$537.53	0	$0
	Other Accounts	16	$2,316.91	0	$0

Total assets are as of April 30, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.25.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. In addition, portfolio manager personal trading is monitored to avoid any potential conflicts.

We sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.

ASI’s policies generally prohibit portfolio managers from trading in conflict with themselves — specifically, across same strategy accounts that they manage. Generally, portfolio managers are prohibited from taking an “inconsistent position”, or from holding the same security long in some accounts and short in others, unless they are materially underweight in a long only account that must hold that security at some level for benchmark tracking purposes (as this would not appear to represent a conflict of interest). Portfolio managers may, however make different investment decisions for the same security or credit for different strategies they manage, as appropriate.

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for a Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will utilize a third party service provider to deliver model portfolio recommendations and model changes to the firms that hire ASI or an affiliate to provide either an investment model for or direct investment management of a group of its clients’ accounts that will all be managed together to a single strategy but which allow for limited customization (e.g. single stock elimination, tax harvesting, etc.) if so requested by the client that owns the particular account  (the “Sponsor”). The Advisers seek to treat clients fairly and equitably over time by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when traded randomized full rotation schedule. All accounts will be included in the rotation schedule, including separately managed account (“SMAs”) and Model Only Sponsors.

The Model Only Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and for implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, as well as for executing trades and seeking best execution for such clients.

As it relates to SMAs, ASI will be responsible for suitability, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMAs, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with ASI’s obligation to obtain best execution. The Sponsor does not restrict ASI’s ability to trade away, as ASI has a fiduciary duty to the client, and is therefore responsible for best execution. When placing trades through Sponsor firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and we are not yet set up for trading away, we may exclude the security from the model.

Trading costs are not covered by the program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution, ASI takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While unified managed accounts (“UMAs”) are invested in the same strategies as and may perform similarly to SMAs, there are expected to be performance differences between them. There will be performance differences between UMAs and other types of accounts because ASI does not have discretion over trading and there may be client specific restrictions for SMAs.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry. ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Employee Engagement

At ASI, we recognize the need to retain key personnel and pride ourselves on low turnover - in 2018 ASI overall voluntary was 13% and 2019 overall turnover was 8.08%.  We believe that this has been achieved for a number of reasons, both qualitatively (firm culture and structure) as well as quantitatively (competitive rewards package). The culture aids in the retention of key professionals because it promotes a true “team approach”, combined with a shared purpose, strategic drivers and behaviors aligned across the entire firm.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (“KPI”) scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated. Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In regards to the equity-specific remuneration, a simple performance measurement framework has been implemented to help drive consistency and transparency across the equity division and also clearly link individual’s performance and contribution to the success of their relevant strategies, desk and key stakeholders.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2020
Mark Baker	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act  and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)          A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 6, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: July 6, 2020

EXHIBIT LIST

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6)  and 13(c)(7) — Distribution notice to stockholders